AGAT® Laboratories

FINAL CORE ANALYSIS REPORT

CECNORTHSTAR DEADW
1AA/08-12-091-22W5M/0

Prepared for:

CEC NORTH STAR ENERGY LTD.
RC31019

April 2013

"In Pursuit of Excellence"

- **AIHA Accredited**
- **CAEAL Accredited**
- **Registered with APEGGA**

TABLE OF CONTENTS

CORE ANALYSIS DATA

CECNORTHSTAR DEADW
1AA/08-12-091-22W5M/0

HEAVY OIL SANDS ANALYSIS

Oil Density @ 1.000 g/cc
Grain Density @ 2.65 g/cc
OverBurden Pressure @ 1000 psi

	Interval (m)		Rep	Dean - Stark Analysis					Small Plug Analysis						
				(Bulk Mass)			Saturation		Permeability			Grain	(Pore Volume)		
Sample	Top	Base	Thick (m)	Oil frac	Water frac	Calc. Porosity	Oil frac	Water frac	KMax (mD)	Kv (mD)	Helium Porosity	Density (Kg/m³)	Oil frac	Water frac	Remarks
CORE NO. 1 417.00 - 420.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)															
NA	417.00	420.00	3.00	-	-	-	-	-	-	-	-	-	-	-	sh:ss
CORE NO. 2 420.00 - 423.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)															
NA	420.00	423.00	3.00	-	-	-	-	-	-	-	-	-	-	-	sh:ss
CORE NO. 3 423.00 - 426.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 3)															
NA	423.00	425.34	2.34	-	-	-	-	-	-	-	-	-	-	-	sh:ss
OB001	425.34	426.00	0.66	0.131	0.024	0.326	0.846	0.154	1180.	893.	0.351	2670	0.762	0.139	ss:vf-mgr:arg:pyr
CORE NO. 4 426.00 - 429.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 3)															
OB002	426.00	426.56	0.56	0.082	0.030	0.251	0.732	0.268	1160.	327.	0.277	2660	0.643	0.235	ss:vf-mgr:arg:pyr
OB003	426.56	426.83	0.27	0.101	0.043	0.309	0.703	0.297	1220.	1110.	0.339	2640	0.612	0.258	ss:vf-mgr:arg
NA	426.83	426.97	0.14	-	-	-	-	-	-	-	-	-	-	-	ss:sh
OB004	426.97	427.68	0.71	0.073	0.051	0.272	0.587	0.413	970.	806.	0.315	2640	0.474	0.334	ss:vf-mgr:arg
OB005	427.68	428.75	1.07	0.093	0.047	0.301	0.666	0.334	1970.	1040.	0.321	2630	0.601	0.302	ss:vf-mgr:arg
NA	428.75	429.00	0.25	-	-	-	-	-	-	-	-	-	-	-	sh:ss
CORE NO. 5 429.00 - 430.20 (CUT / RECEIVED = 1.20 / 1.00 m TOTAL BOXES = 1)															
OB006	429.00	429.58	0.58	0.074	0.034	0.243	0.686	0.314	126.	88.8	0.261	2630	0.617	0.282	ss:vf-mgr:arg
NA	429.58	430.00	0.42	-	-	-	-	-	-	-	-	-	-	-	ss:sh
LC	430.00	430.20	0.20	-	-	-	-	-	-	-	-	-	-	-	Lost Core

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
FORMATION : BLUESKY
WELL NAME : CECNORTHSTAR DEADW
DRILLING FLUID : WATER BASE MUD

DATE : 19-Apr-2013
W/O No : RC31019

HEAVY OIL SANDS ANALYSIS

Oil Density @ 1.000 g/cc
Grain Density @ 2.65 g/cc
OverBurden Pressure @ 1000 psi

	Interval (m)			Dean - Stark Analysis					Small Plug Analysis						
			Rep Thick	(Bulk Mass)			Saturation		Permeability			Grain	(Pore Volume)		
Sample	Top	Base	(m)	Oil frac	Water frac	Calc. Porosity	Oil frac	Water frac	KMax (mD)	Kv (mD)	Helium Porosity	Density (Kg/m³)	Oil frac	Water frac	Remarks
CORE NO. 7 430.20 - 432.00 (CUT / RECEIVED = 1.80 / 1.80 m TOTAL BOXES = 2)															
NA	430.20	432.00	1.80	-	-	-	-	-	-	-	-	-	-	-	sh:ss
CORE NO. 8 432.00 - 435.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)															
NA	432.00	435.00	3.00	-	-	-	-	-	-	-	-	-	-	-	sh:ss
CORE NO. 9 435.00 - 438.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)															
NA	435.00	438.00	3.00	-	-	-	-	-	-	-	-	-	-	-	sh:ss
CORE NO. 10 438.00 - 441.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)															
NA	438.00	441.00	3.00	-	-	-	-	-	-	-	-	-	-	-	sh:ss
CORE NO. 11 441.00 - 444.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)															
NA	441.00	444.00	3.00	-	-	-	-	-	-	-	-	-	-	-	sh:ss
CORE NO. 12 444.00 - 447.00 (CUT / RECEIVED = 3.00 / 2.50 m TOTAL BOXES = 2)															
NA	444.00	445.79	1.79	-	-	-	-	-	-	-	-	-	-	-	sh:ss
OB007	445.79	445.95	0.16	0.074	0.037	0.249	0.663	0.337	531.	100.	0.273	2620	0.576	0.293	ss:vf-cgr:arg
NA	445.95	446.50	0.55	-	-	-	-	-	-	-	-	-	-	-	ss:sh
LC	446.50	447.00	0.50	-	-	-	-	-	-	-	-	-	-	-	Lost Core
CORE NO. 13 447.00 - 450.00 (CUT / RECEIVED = 3.00 / 2.70 m TOTAL BOXES = 2)															
OB008	447.00	447.70	0.70	0.090	0.054	0.309	0.624	0.376	415.	536.	0.336	2630	0.548	0.331	ss:vf-fgr:arg
OB009	447.70	448.29	0.59	0.101	0.041	0.304	0.710	0.290	236.	148.	0.342	2620	0.592	0.242	ss:vf-fgr:arg

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
FORMATION : BLUESKY
WELL NAME : CECNORTHSTAR DEADW
DRILLING FLUID : WATER BASE MUD

DATE : 19-Apr-2013
W/O No : RC31019

HEAVY OIL SANDS ANALYSIS

Oil Density @ 1.000 g/cc
Grain Density @ 2.65 g/cc
OverBurden Pressure @ 1000 psi

Sample	Interval (m) Top	Interval (m) Base	Rep Thick (m)	Dean - Stark Analysis (Bulk Mass) Oil frac	(Bulk Mass) Water frac	Calc. Porosity	Saturation Oil frac	Saturation Water frac	Small Plug Analysis Permeability KMax (mD)	Permeability Kv (mD)	Helium Porosity	Grain Density (Kg/m³)	(Pore Volume) Oil frac	(Pore Volume) Water frac	Remarks
NA	448.29	449.70	1.41	-	-	-	-	-	-	-	-	-	-	-	sh:ss
LC	449.70	450.00	0.30	-	-	-	-	-	-	-	-	-	-	-	Lost Core
CORE NO. 14 450.00 - 453.00 (CUT / RECEIVED = 3.00 / 2.85 m TOTAL BOXES = 2)															
OB010	450.00	450.33	0.33	0.119	0.028	0.313	0.810	0.190	388.	214.	0.344	2980	0.794	0.186	ss:vf-fgr:arg:pyr
NA	450.33	450.74	0.41	-	-	-	-	-	-	-	-	-	-	-	ss:sh
OB011	450.74	451.50	0.76	0.104	0.036	0.302	0.741	0.259	1520.	1470.	0.333	2820	0.683	0.238	ss:vf-cgr:arg:pyr
OB012	451.50	452.18	0.68	0.056	0.091	0.313	0.382	0.618	2860.	3120.	0.338	2610	0.337	0.545	ss:vf-mgr:arg
NA	452.18	452.85	0.67	-	-	-	-	-	-	-	-	-	-	-	ss:sh
LC	452.85	453.00	0.15	-	-	-	-	-	-	-	-	-	-	-	Lost Core
CORE NO. 15 453.00 - 456.00 (CUT / RECEIVED = 3.00 / 2.35 m TOTAL BOXES = 2)															
NA	453.00	454.52	1.52	-	-	-	-	-	-	-	-	-	-	-	ss:sh
OB013	454.52	455.13	0.61	0.051	0.114	0.344	0.309	0.691	2160.	2120.	0.370	2630	0.275	0.615	ss:vf-fgr
NA	455.13	455.35	0.22	-	-	-	-	-	-	-	-	-	-	-	ss:sh
LC	455.35	456.00	0.65	-	-	-	-	-	-	-	-	-	-	-	Lost Core
CORE NO. 16 456.00 - 459.00 (CUT / RECEIVED = 3.00 / 1.65 m TOTAL BOXES = 2)															
NA	456.00	457.65	1.65	-	-	-	-	-	-	-	-	-	-	-	ss:sh
LC	457.65	459.00	1.35	-	-	-	-	-	-	-	-	-	-	-	Lost Core

CORE ANALYSIS - QUALITY CONTROL REPORT

CORE NO. 1 417.00 - 420.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)

NA	417.00 - 420.00

CORE NO. 2 420.00 - 423.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)

NA	420.00 - 423.00

CORE NO. 3 423.00 - 426.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 3)

NA	423.00 - 425.34
OB001	425.34 - 426.00

CORE NO. 4 426.00 - 429.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 3)

OB002	426.00 - 426.56
OB003	426.56 - 426.83
NA	426.83 - 426.97
OB004	426.97 - 427.68
OB005	427.68 - 428.75

CORE ANALYSIS - QUALITY CONTROL REPORT

NA 428.75 - 429.00

CORE NO. 5 429.00 - 430.20 (CUT / RECEIVED = 1.20 / 1.00 m TOTAL BOXES = 1)

OB006 429.00 - 429.58
NA 429.58 - 430.00
LC 430.00 - 430.20

CORE NO. 7 430.20 - 432.00 (CUT / RECEIVED = 1.80 / 1.80 m TOTAL BOXES = 2)

NA 430.20 - 432.00

CORE NO. 8 432.00 - 435.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)

NA 432.00 - 435.00

CORE NO. 9 435.00 - 438.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)

NA 435.00 - 438.00

CORE NO. 10 438.00 - 441.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)

CORE ANALYSIS - QUALITY CONTROL REPORT

NA 438.00 - 441.00

CORE NO. 11 441.00 - 444.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)

NA 441.00 - 444.00

CORE NO. 12 444.00 - 447.00 (CUT / RECEIVED = 3.00 / 2.50 m TOTAL BOXES = 2)

NA	444.00 - 445.79
OB007	445.79 - 445.95
NA	445.95 - 446.50
LC	446.50 - 447.00

CORE NO. 13 447.00 - 450.00 (CUT / RECEIVED = 3.00 / 2.70 m TOTAL BOXES = 2)

OB008	447.00 - 447.70
OB009	447.70 - 448.29
NA	448.29 - 449.70
LC	449.70 - 450.00

CORE NO. 14 450.00 - 453.00 (CUT / RECEIVED = 3.00 / 2.85 m TOTAL BOXES = 2)

CORE ANALYSIS - QUALITY CONTROL REPORT

OB010 450.00 - 450.33
- GRAIN DENSITY (2980) OUT OF LIMITS FOR LITHOLOGY SPECIFIED (ss [2580-2690]) pyritic;results verified

NA 450.33 - 450.74
OB011 450.74 - 451.50
- GRAIN DENSITY (2820) OUT OF LIMITS FOR LITHOLOGY SPECIFIED (ss [2580-2690]) pyritic;results verified

OB012 451.50 - 452.18
NA 452.18 - 452.85
LC 452.85 - 453.00

CORE NO. 15 453.00 - 456.00 (CUT / RECEIVED = 3.00 / 2.35 m TOTAL BOXES = 2)

NA 453.00 - 454.52
OB013 454.52 - 455.13
NA 455.13 - 455.35
LC 455.35 - 456.00

CORE NO. 16 456.00 - 459.00 (CUT / RECEIVED = 3.00 / 1.65 m TOTAL BOXES = 2)

NA 456.00 - 457.65
LC 457.65 - 459.00

Approved : ____________________ ____________

Quality Control Supervisor Date

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
FORMATION : BLUESKY
WELL NAME : CECNORTHSTAR DEADW
DRILLING FLUID : WATER BASE MUD

DATE : 19-Apr-2013
W/O No : RC31019

CALCULATED DATA REPORT

Sample	interval (m) Top	Base	Rep Thick (m)	Rep Cuml. (m)	Porosity	Porosity * Rep. Ø·m	Thickness Cuml.	Wt. Avg. Porosity (Arith.)	Kmax (mD)	Kmax * Rep mD·m	Thickness Cuml.	Wt.Avg Kmax (Arith.)
					CORE NO. 1 417.00 - 420.00	(CUT / RECEIVED = 3.00 / 3.00 m			TOTAL BOXES = 2)			
NA	417.00	420.00	3.00	-	-	-	-	-	-	-	-	-
					CORE NO. 2 420.00 - 423.00	(CUT / RECEIVED = 3.00 / 3.00 m			TOTAL BOXES = 2)			
NA	420.00	423.00	3.00	-	-	-	-	-	-	-	-	-
					CORE NO. 3 423.00 - 426.00	(CUT / RECEIVED = 3.00 / 3.00 m			TOTAL BOXES = 3)			
NA	423.00	425.34	2.34	-	-	-	-	-	-	-	-	-
OB001	425.34	426.00	0.66	0.66	0.351	0.232	0.232	0.352	1180.	779.	779.	1180.
					CORE NO. 4 426.00 - 429.00	(CUT / RECEIVED = 3.00 / 3.00 m			TOTAL BOXES = 3)			
OB002	426.00	426.56	0.56	1.22	0.277	0.155	0.387	0.317	1160.	650.	1430.	1170.
OB003	426.56	426.83	0.27	1.49	0.339	0.092	0.479	0.321	1220.	329.	1760.	1180.
NA	426.83	426.97	0.14	-	-	-	-	-	-	-	-	-
OB004	426.97	427.68	0.71	2.20	0.315	0.224	0.703	0.320	970.	689.	2450.	1110.
OB005	427.68	428.75	1.07	3.27	0.321	0.343	1.046	0.320	1970.	2110.	4560.	1390.
NA	428.75	429.00	0.25	-	-	-	-	-	-	-	-	-
					CORE NO. 5 429.00 - 430.20	(CUT / RECEIVED = 1.20 / 1.00 m			TOTAL BOXES = 1)			

AGAT® Laboratories

CALCULATED DATA REPORT

Sample	interval (m) Top	Base	Rep Thick (m)	Rep Cuml. (m)	Porosity	Porosity * Rep. Ø·m	Thickness Cuml.	Wt. Avg. Porosity (Arith.)	Kmax (mD)	Kmax * Rep mD·m	Thickness Cuml.	Wt.Avg Kmax (Arith.)
OB006	429.00	429.58	0.58	3.85	0.261	0.151	1.197	0.311	126.	73.1	4630.	1200.
NA	429.58	430.00	0.42	-	-	-	-	-	-	-	-	-
LC	430.00	430.20	0.20	-	-	-	-	-	-	-	-	-
CORE NO. 7 430.20 - 432.00 (CUT / RECEIVED = 1.80 / 1.80 m TOTAL BOXES = 2)												
NA	430.20	432.00	1.80	-	-	-	-	-	-	-	-	-
CORE NO. 8 432.00 - 435.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)												
NA	432.00	435.00	3.00	-	-	-	-	-	-	-	-	-
CORE NO. 9 435.00 - 438.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)												
NA	435.00	438.00	3.00	-	-	-	-	-	-	-	-	-
CORE NO. 10 438.00 - 441.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)												
NA	438.00	441.00	3.00	-	-	-	-	-	-	-	-	-
CORE NO. 11 441.00 - 444.00 (CUT / RECEIVED = 3.00 / 3.00 m TOTAL BOXES = 2)												
NA	441.00	444.00	3.00	-	-	-	-	-	-	-	-	-
CORE NO. 12 444.00 - 447.00 (CUT / RECEIVED = 3.00 / 2.50 m TOTAL BOXES = 2)												

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
FORMATION : BLUESKY
WELL NAME : CECNORTHSTAR DEADW
DRILLING FLUID : WATER BASE MUD

DATE : 19-Apr-2013
W/O No : RC31019

CALCULATED DATA REPORT

Sample	interval (m) Top	Base	Rep Thick (m)	Rep Cuml. (m)	Porosity	Porosity * Rep. Ø·m	Thickness Cuml.	Wt. Avg. Porosity (Arith.)	Kmax (mD)	Kmax * Rep mD·m	Thickness Cuml.	Wt.Avg Kmax (Arith.)
NA	444.00	445.79	1.79	-	-	-	-	-	-	-	-	-
OB007	445.79	445.95	0.16	4.01	0.273	0.044	1.241	0.309	531.	85.0	4710.	1170.
NA	445.95	446.50	0.55	-	-	-	-	-	-	-	-	-
LC	446.50	447.00	0.50	-	-	-	-	-	-	-	-	-
CORE NO. 13 447.00 - 450.00 (CUT / RECEIVED = 3.00 / 2.70 m TOTAL BOXES = 2)												
OB008	447.00	447.70	0.70	4.71	0.336	0.235	1.476	0.313	415.	291.	5000.	1060.
OB009	447.70	448.29	0.59	5.30	0.342	0.202	1.678	0.317	236.	139.	5140.	970.
NA	448.29	449.70	1.41	-	-	-	-	-	-	-	-	-
LC	449.70	450.00	0.30	-	-	-	-	-	-	-	-	-
CORE NO. 14 450.00 - 453.00 (CUT / RECEIVED = 3.00 / 2.85 m TOTAL BOXES = 2)												
OB010	450.00	450.33	0.33	5.63	0.344	0.114	1.792	0.318	388.	128.	5270.	936.
NA	450.33	450.74	0.41	-	-	-	-	-	-	-	-	-
OB011	450.74	451.50	0.76	6.39	0.333	0.253	2.045	0.320	1520.	1160.	6430.	1010.
OB012	451.50	452.18	0.68	7.07	0.338	0.230	2.275	0.322	2860.	1940.	8370.	1180.
NA	452.18	452.85	0.67	-	-	-	-	-	-	-	-	-
LC	452.85	453.00	0.15	-	-	-	-	-	-	-	-	-
CORE NO. 15 453.00 - 456.00 (CUT / RECEIVED = 3.00 / 2.35 m TOTAL BOXES = 2)												

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
FORMATION : BLUESKY
WELL NAME : CECNORTHSTAR DEADW
DRILLING FLUID : WATER BASE MUD

DATE : 19-Apr-2013
W/O No : RC31019

CALCULATED DATA REPORT

Sample	interval (m) Top	Base	Rep Thick (m)	Rep Cuml. (m)	Porosity	Porosity * Rep. Ø·m	Thickness Cuml.	Wt. Avg. Porosity (Arith.)	Kmax (mD)	Kmax * Rep mD·m	Thickness Cuml.	Wt.Avg Kmax (Arith.)
NA	453.00	454.52	1.52	-	-	-	-	-	-	-	-	-
OB013	454.52	455.13	0.61	7.68	0.370	0.226	2.501	0.326	2160.	1320.	9690.	1260.
NA	455.13	455.35	0.22	-	-	-	-	-	-	-	-	-
LC	455.35	456.00	0.65	-	-	-	-	-	-	-	-	-
CORE NO. 16 456.00 - 459.00 (CUT / RECEIVED = 3.00 / 1.65 m TOTAL BOXES = 2)												
NA	456.00	457.65	1.65	-	-	-	-	-	-	-	-	-
LC	457.65	459.00	1.35	-	-	-	-	-	-	-	-	-

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
FORMATION : BLUESKY
WELL NAME : CECNORTHSTAR DEADW
DRILLING FLUID : WATER BASE MUD

DATE : 19-Apr-2013
W/O No : RC31019

STATISTICAL DATA FOR POROSITY AND PERMEABILITY HISTOGRAM

GROUPING BY POROSITY RANGES

Porosity Range		Samples In Range	Samples Cuml.	Metres In Range	Metres Cuml.	Wt. Avg. Porosity (Arith.)	Wt. Avg. Kmax (Arith.)	Wt. Avg. Kmax Geom	Frequency % In Rng	Frequency % Cuml.
0.260 -	0.2799	3	3	1.30	1.30	0.269	621.	391.	23.68	23.68
0.300 -	0.3199	1	4	0.71	2.01	0.315	970.	969.	12.93	36.61
0.320 -	0.3399	5	9	3.48	5.49	0.331	1670.	1410.	63.39	100.00

STATISTICAL DATA FOR POROSITY AND PERMEABILITY HISTOGRAM

GROUPING BY PERMEABILITY RANGES

Permeability Range		Samples In Range	Samples Cuml.	Metres In Range	Metres Cuml.	Wt. Avg. Porosity (Arith.)	Wt. Avg. Kmax (Arith.)	Wt. Avg. Kmax Geom	Frequency % In Rng	Frequency % Cuml.
80.000 -	159.9990	1	1	0.58	0.58	0.261	126.	126.	7.55	7.55
160.000 -	319.9990	1	2	0.59	1.17	0.342	236.	236.	7.68	15.23
320.000 -	639.9990	3	5	1.19	2.36	0.330	423.	421.	15.49	30.73
640.000 -	1279.9990	4	9	2.20	4.56	0.319	1110.	1110.	28.65	59.38
1280.000 -	2559.9990	3	12	2.44	7.00	0.337	1880.	1860.	31.77	91.15
2560.000 -	5119.9990	1	13	0.68	7.68	0.338	2860.	2860.	8.85	100.00

STATISTICAL DATA FOR POROSITY AND PERMEABILITY HISTOGRAM

POROSITY-METRES OF STORAGE CAPACITY LOST FOR SELECTED POROSITY CUT OFF

Porosity	Metres		Capacity Lost		Capacity Remaining		Wt. Avg. Arith.	
Cut off	Lost	Remaining	Por-Metres	%	Por-Metres	%	Mean	Median
0.260	0.00	7.07	-	0.00	2.274	100.00	0.322	
0.280	1.30	5.77	0.350	15.40	1.924	84.60	0.333	
0.300	1.30	5.77	0.350	15.40	1.924	84.60	0.333	
0.320	2.01	5.06	0.574	25.24	1.700	74.76	0.336	
0.340	5.49	1.58	1.727	75.95	0.547	24.05	0.346	
0.360	7.07	0.00	2.274	100.00	-	0.00	0.00	

Total Storage Capacity in Porosity-Metres = 2.274

COMPANY	: CEC NORTH STAR ENERGY LTD.	PAGE	: 15
LOCATION	: 1AA/08-12-091-22W5M/0	DATE	: 19-Apr-2013
FORMATION	: BLUESKY	W/O No	: RC31019
WELL NAME	: CECNORTHSTAR DEADW		
DRILLING FLUID	: WATER BASE MUD		

STATISTICAL DATA FOR POROSITY AND PERMEABILITY HISTOGRAM

MILLIDARCY-METRES OF FLOW CAPACITY FOR SELECTED PERMEABILITY CUT OFF

Permeability	Metres		Capacity Lost		Capacity Remaining		Wt. Avg. Arith.	
Cut off	Lost	Remaining	mD-m	%	mD-m	%	Mean	Median
80.000	0.00	7.68	0.000	0.00	9687.820	100.00	0.000	
160.000	0.58	7.10	73.080	0.75	9614.740	99.25	73.080	
320.000	1.17	6.51	212.320	2.19	9475.500	97.81	285.400	
640.000	2.36	5.32	715.820	7.39	8972.000	92.61	1001.220	
1280.000	4.56	3.12	3162.320	32.64	6525.500	67.36	4163.540	
2560.000	7.00	0.68	7743.021	79.93	1944.800	20.07	11906.560	
5120.000	7.68	0.00	9687.820	100.00	0.000	0.00	21594.380	

Total Flow Capacity in MilliDarcy-Metres (Arithmetic) = 9687.820

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
FORMATION : BLUESKY
WELL NAME : CECNORTHSTAR DEADW
DRILLING FLUID : WATER BASE MUD

DATE : 19-Apr-2013
W/O No : RC31019

SUMMARY OF CORE DATA REPORT

PERMEABILITY RANGES, MILLIDARCY

	Total	100.00 +	10.00 - 99.99	1.00 - 9.99	0.50 - 0.99	0.10 - 0.49	0.01 - 0.09	< 0.01
Thickness (m)	7.68	7.68	0.00	0.00	0.00	0.00	0.00	0.00
Fraction of Analyzed Core		1.000	0.000	0.000	0.000	0.000	0.000	0.000
Porosity Thickness (por-m)	2.5	2.500	0.000	0.000	0.000	0.000	0.000	0.000
Permeability Thickness (mD-m)	9687.82	9687.82	0.00	0.00	0.00	0.00	0.00	0.00
Wt. Average Porosity	0.325	0.325	0.000	0.000	0.000	0.000	0.000	0.000
Wt. Average Permeability	1261.44	1261.44	0.00	0.00	0.00	0.00	0.00	0.00
Wt. Average Residual Oil	0.569	0.569	0.000	0.000	0.000	0.000	0.000	0.000
Wt. Average Residual Water	0.316	0.316	0.000	0.000	0.000	0.000	0.000	0.000

Wt. Average (geom.) Kmax. mD for all Samples = 920.08
Wt. Average (harm.) Kmax. mD for all Samples = 568.87

Company : CEC NORTH STAR ENERGY LTD.
Location : 1AA/08-12-091-22W5M/0
Well Name : CECNORTHSTAR DEADW
Interval : 417.00-459.00m
Formation : BLUESKY

FIGURE : 1
Date : 19-Apr-2013
AGAT Job : RC31019

GRAIN DENSITY DISTRIBUTION



FREQUENCY %
90
80
70
60
50
40
30
20
10
2550
2600
2650
2700
2750
2800
2850
2900
2950
GRAIN DENSITY (Kg/m³)

Arithmetic Mean	....	Mean: 2680
Median	- - - - - - -	Median: 2630
Cum. Frequency %	———	

AGAT® Laboratories

Company : CEC NORTH STAR ENERGY LTD.	
Location : 1AA/08-12-091-22W5M/0	FIGURE : 2
Well Name : CECNORTHSTAR DEADW	Date : 19-Apr-2013
Interval : 417.00-459.00m	AGAT Job : RC31019
Formation : BLUESKY	

POROSITY DISTRIBUTION



FREQUENCY %
90
80
70
60
50
40
30
20
10
0.04
0.08
0.12
0.16
0.2
0.24
0.28
0.32
0.36
POROSITY (Fraction)

Arithmetic Mean	....	Mean: 0.323
Median	- - - - - - -	Median: 0.336
Cum. Frequency %	———	

AGAT® Laboratories

Company : CEC NORTH STAR ENERGY LTD.
Location : 1AA/08-12-091-22W5M/0
Well Name : CECNORTHSTAR DEADW
Interval : 417.00-459.00m
Formation : BLUESKY

FIGURE : 3
Date : 19-Apr-2013
AGAT Job : RC31019

PERMEABILITY Kmax DISTRIBUTION



FREQUENCY %
90
80
70
60
50
40
30
20
10
0.005
0.02
0.08
0.32
1.25
5
20
80
320
1280
5120
PERMEABILITY Kmax (mD)

Arithmetic Mean	....	Mean: 819
Median	- - - - - - -	Median: 1160
Cum. Frequency %	———	

AGAT® Laboratories

Company : CEC NORTH STAR ENERGY LTD.
Location : 1AA/08-12-091-22W5M/0
Well Name : CECNORTHSTAR DEADW
Interval : 417.00-459.00m
Formation : BLUESKY

FIGURE : 4
Date : 19-Apr-2013
AGAT Job : RC31019

POROSITY-PERMEABILITY CORRELATION



10000
1000
100
10
1
PERMEABILITY Kmax (mD)
0.05
0.1
0.15
0.2
0.25
0.3
0.35
POROSITY FRACTION
× - Full Diameter
■ - Small Plug

Equation of Line : Log (Kmax) = -1.04 + 12.22* Porosity
Correlation Coefficient r = 0.43

AGAT® Laboratories

GENERAL LITHOLOGICAL DESCRIPTION

Company	: CEC NORTH STAR ENERGY LTD.		Date	: April 19, 2013
Well	: CECNORTHSTAR DEADW		W/O Number	: RC31019A
Location	: 1AA/08-12-091-22W5M/0		Cored Interval	: 1) 417.00-420.00m
Formation	: BLUESKY			: 2) 420.00-423.00m
Drilling Fluid	: WATER BASE MUD			: 3) 423.00-426.00m
				: 4) 426.00-429.00m
				: 5) 429.00-430.20m
			Recovery	: 1) 3.00m
				: 2) 3.00m
				: 3) 3.00m
				: 4) 3.00m
				: 5) 1.00m

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
1	417.00-420.00	NA	Shale	Grey to earthy grey shale; sub-fissile; cracks; finely disseminated micropyrite/pyrite blebs; carbonaceous materials; trace glauconite pellets; mica flakes. **Tight; no oil stain or fluorescence.**
2	420.00-423.00	NA	Shale	Grey to earthy grey shale; sub-fissile; cracks; finely disseminated micropyrite/pyrite blebs; carbonaceous debris/partings; trace glauconite pellets; mica flakes. **Tight; no oil stain or fluorescence.**
3	423.00-425.34	NA	Shale	Grey to earthy grey shale; sub-fissile; cracks; finely disseminated micropyrite/pyrite blebs; carbonaceous materials; trace glauconite pellets; mica flakes. **Tight; no oil stain or fluorescence.**
3	425.34-426.00	OB001	Sandstone	Medium to dark brown oil stained sandstone; consolidated; moderately hard; very fine to medium (trace coarse) grained; subangular to subrounded; moderately to poorly sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; micropyrite; trace glauconite pellets; argillaceous/carbonaceous fragments/laminae; trace light to medium grey clay matrix; fractures. **Excellent intergranular porosity; even medium to dark brown oil stain with orange-yellow fluorescence.**

Company	: CEC NORTH STAR ENERGY LTD.		Date	: April 19, 2013
Well	: CECNORTHSTAR DEADW		W/O Number	: RC31019A
Location	: 1AA/08-12-091-22W5M/0		Cored Interval	: 1) 417.00-420.00m : 2) 420.00-423.00m : 3) 423.00-426.00m : 4) 426.00-429.00m : 5) 429.00-430.20m
Formation	: BLUESKY			
Drilling Fluid	: WATER BASE MUD		Recovery	: 1) 3.00m : 2) 3.00m : 3) 3.00m : 4) 3.00m : 5) 1.00m

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
4	426.00-426.83	OB002-OB003	Sandstone	Medium to dark brown oil stained sandstone/towards the base glauconitic sandstone; consolidated; very fine to medium (trace coarse) grained; subangular to subrounded; moderately to poorly sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; minor to abundant glauconite pellets; argillaceous/carbonaceous fragments/laminae; trace light to medium grey clay matrix; towards the base micropyrite; local petrified and pyritized plant fragments; trace dolomite cement; fractures. **Excellent intergranular porosity; even to spotty brown oil stain with orange-yellow fluorescence.**
4	426.83-426.97	NA	Shale/ Sandstone	Grey sandstone/shale; moderately hard; finely disseminated micropyrite/pyrite blebs; common glauconite pellets; carbonaceous materials. **Tight; local spotty brown oil stain with orange-yellow fluorescence.**
4	426.97-427.68	OB004	Sandstone	Medium brown oil stained sandstone; burrowed; very fine to medium (rare coarse grained) grained; subangular to subrounded; moderately to poorly sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; glauconite pellets; argillaceous/carbonaceous fragments/laminae; minor light to medium grey clay matrix; micropyrite/pyrite blebs/nodules; fractured. **Excellent intergranular porosity; spotty to even brown oil stain with orange-yellow fluorescence.**

Company	: CEC NORTH STAR ENERGY LTD.		Date	: April 19, 2013
Well	: CECNORTHSTAR DEADW		W/O Number	: RC31019A
Location	: 1AA/08-12-091-22W5M/0		Cored Interval	: 1) 417.00-420.00m
Formation	: BLUESKY			: 2) 420.00-423.00m
Drilling Fluid	: WATER BASE MUD			: 3) 423.00-426.00m
				: 4) 426.00-429.00m
				: 5) 429.00-430.20m
			Recovery	: 1) 3.00m
				: 2) 3.00m
				: 3) 3.00m
				: 4) 3.00m
				: 5) 1.00m

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
4	427.68-428.75	OB005	Sandstone	Medium brown to dark brown oil stained sandstone; burrowed; consolidated and moderately hard; very fine to fine (locally very fine to medium grained) grained; subangular to subrounded; moderately sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; trace glauconite pellets; micropyrite; argillaceous/carbonaceous fragments/laminae/partings; minor light to medium grey clay matrix; fractured. **Excellent intergranular porosity; even to banded medium to dark brown oil stain with dull orange-yellow fluorescence.**
4	428.75-429.00	NA	Shale/ Sandstone	Brown oil stained sandstone/grey shale; consolidated and moderately hard; throughout thinly laminated sandstone; argillaceous/carbonaceous fragments/partings; micropyrite/pyrite blebs; clay matrix; dolomite and calcite cement. **Tight; spotty brown oil stain with dull orange-yellow fluorescence.**
5	429.00-429.58	OB006	Sandstone	Light brown oil stained sandstone; burrowed; consolidated and moderately hard; very fine to medium grained; subangular to subrounded; moderately to poorly sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; trace glauconite pellets; minor argillaceous/carbonaceous fragments/partings; clay matrix. **Excellent intergranular porosity; spotty brown oil stain with dull orange-yellow fluorescence.**

Company	: CEC NORTH STAR ENERGY LTD.		Date	: April 19, 2013
Well	: CECNORTHSTAR DEADW		W/O Number	: RC31019A
Location	: 1AA/08-12-091-22W5M/0		Cored Interval	: 1) 417.00-420.00m
Formation	: BLUESKY			: 2) 420.00-423.00m
Drilling Fluid	: WATER BASE MUD			: 3) 423.00-426.00m
				: 4) 426.00-429.00m
				: 5) 429.00-430.20m
			Recovery	: 1) 3.00m
				: 2) 3.00m
				: 3) 3.00m
				: 4) 3.00m
				: 5) 1.00m

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
5	429.58-430.00	NA	Sandstone/ Shale	Light brown spotty oil stained sandstone; consolidated and moderately hard; burrowed; argillaceous/carbonaceous materials. **Tight; spotty brown oil stain with dull orange-yellow fluorescence.**
5	430.00-430.20	NA	LC	**Lost core.**

Company : CEC NORTH STAR ENERGY LTD.
Well : CECNORTHSTAR DEADW
Location : 1AA/08-12-091-22W5M/0
Formation : BLUESKY
Drilling Fluid : WATER BASE MUD

Date : April 19, 2013
W/O Number : RC31019B
Cored Interval : 7) 430.20-432.00m
: 8) 432.00-435.00m
: 9) 435.00-438.00m
: 10) 438.00-441.00m
: 11) 441.00-444.00m

Recovery : 7) 1.80m
: 8) 3.00m
: 9) 3.00m
: 10) 3.00m
: 11) 3.00m

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
7	430.20-432.00	NA	Sandstone/ Shale	Light brown spotty oil stained sandstone; consolidated and moderately hard; burrowed; throughout common grey shale fragments/laminae; micropyrite/pyrite blebs/nodules; clay matrix. **Tight; spotty brown oil stain with dull orange-yellow fluorescence.**
8	432.00-435.00	NA	Shale/ Sandstone	Light brown spotty oil stained sandstone/grey shale/mudstone; consolidated and moderately hard; burrowed; argillaceous/carbonaceous materials. **Tight; spotty brown oil stain with dull orange-yellow fluorescence.**
9	435.00-438.00	NA	Shale/ Sandstone	Light brown spotty oil stained sandstone; consolidated to unconsolidated; burrowed; argillaceous/carbonaceous materials. **Tight; spotty brown oil stain with dull orange-yellow fluorescence.**
10	438.00-441.00	NA	Shale/ Sandstone	Light brown banded to spotty oil stained sandstone; consolidated and moderately hard; burrowed; common micropyrite/pyrite nodules/blebs; argillaceous/carbonaceous materials. **Tight; banded to spotty brown oil stain with dull orange-yellow fluorescence.**
11	441.00-444.00	NA	Shale/ Sandstone	Light brown banded to spotty oil stained sandstone; burrowed; micropyrite/pyrite nodules; argillaceous/carbonaceous materials. **Tight; banded to spotty brown oil stain with dull orange-yellow fluorescence.**

Company	: CEC NORTH STAR ENERGY LTD.		Date	: April 19, 2013	
Well	: CECNORTHSTAR DEADW		W/O Number	: RC31019C	
Location	: 1AA/08-12-091-22W5M/0		Cored Interval	: 12) 444.00-447.00m	
Formation	: BLUESKY			: 13) 447.00-450.00m	
Drilling Fluid	: WATER BASE MUD			: 14) 450.00-453.00m	
				: 15) 453.00-456.00m	
				: 16) 456.00-459.00m	
			Recovery	: 12) 2.50m	
				: 13) 2.70m	
				: 14) 2.85m	
				: 15) 2.35m	
				: 16) 1.65m	

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
12	444.00-445.79	NA	Shale/ Sandstone	Light brown banded to spotty oil stained sandstone; consolidated and moderately hard; burrowed; micropyrite/pyrite nodules; argillaceous/carbonaceous materials. **Tight; banded to spotty brown oil stain with dull orange-yellow fluorescence.**
12	445.79-445.95	OB007	Sandstone	Medium brown oil stained sandstone; consolidated; very fine to medium grained (occasionally coarse grained); subangular to subrounded; moderately to poorly sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; trace glauconite pellets; argillaceous/carbonaceous laminae/partings; clay matrix; pyrite nodules. **Excellent intergranular porosity; even to banded medium brown oil stain with dull orange-yellow fluorescence.**
12	445.95-446.50	NA	Shale/ Sandstone	Brown banded to spotty oil stained sandstone; consolidated; burrowed; micropyrite/pyrite nodules; argillaceous/carbonaceous materials; towards the base gravel/pebbly chart. **Tight; banded to spotty brown oil stain with dull orange-yellow fluorescence.**
12	446.50-447.00	NA	LC	**Lost core.**
13	447.00-447.70	OB008	Sandstone	Dark brown oil stained sandstone; unconsolidated; massive; very fine to fine grained; subangular to subrounded; moderately sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; argillaceous/carbonaceous debris; clay matrix; micropyrite. **Excellent intergranular porosity; even dark brown oil stain with orange-yellow fluorescence.**

Company	: CEC NORTH STAR ENERGY LTD.		Date	: April 19, 2013
Well	: CECNORTHSTAR DEADW		W/O Number	: RC31019C
Location	: 1AA/08-12-091-22W5M/0		Cored Interval	: 12) 444.00-447.00m
Formation	: BLUESKY			: 13) 447.00-450.00m
Drilling Fluid	: WATER BASE MUD			: 14) 450.00-453.00m
				: 15) 453.00-456.00m
				: 16) 456.00-459.00m
			Recovery	: 12) 2.50m
				: 13) 2.70m
				: 14) 2.85m
				: 15) 2.35m
				: 16) 1.65m

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
13	447.70-448.29	OB009	Sandstone	Brown oil stained sandstone; consolidated; burrowed; very fine to fine grained; subangular to subrounded; moderately sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; argillaceous/carbonaceous debris/laminae; clay matrix; micropyrite. **Excellent intergranular porosity; spotty to even brown oil stain with orange-yellow fluorescence.**
13	448.29-449.70	NA	Shale/ Sandstone	Grey shale/occasional brown banded to spotty oil stained sandstone; consolidated; burrowed; micropyrite/pyrite nodules; cracks/fractures. **Tight; banded to spotty brown oil stain with dull orange-yellow fluorescence.**
13	449.70-450.00	NA	LC	**Lost core.**
14	450.00-450.33	OB010	Sandstone	Brown oil stained sandstone; consolidated; burrowed; very fine to fine grained; subangular to subrounded; moderately to poorly sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; argillaceous/carbonaceous debris/laminae; clay matrix; micropyrite/pyrite nodules; rare dolomite cement. **Excellent intergranular porosity; even to spotty brown oil stain with orange-yellow fluorescence.**
14	450.33-450.74	NA	Sandstone/ Shale	Grey shale/occasionally brown banded to spotty oil stained sandstone; consolidated; burrowed; micropyrite/pyrite nodules; cracks/fractures. **Tight; banded to spotty brown oil stain with dull orange-yellow fluorescence.**

Company	: CEC NORTH STAR ENERGY LTD.	Date	: April 19, 2013
Well	: CECNORTHSTAR DEADW	W/O Number	: RC31019C
Location	: 1AA/08-12-091-22W5M/0	Cored Interval	: 12) 444.00-447.00m : 13) 447.00-450.00m : 14) 450.00-453.00m : 15) 453.00-456.00m : 16) 456.00-459.00m
Formation	: BLUESKY		
Drilling Fluid	: WATER BASE MUD		
		Recovery	: 12) 2.50m : 13) 2.70m : 14) 2.85m : 15) 2.35m : 16) 1.65m

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
14	450.74-452.18	OB011-OB012	Sandstone	Brown oil stained sandstone; consolidated; burrowed; very fine to coarse grained; subangular to subrounded; moderately to poorly sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; at the top rare dolomite cement; argillaceous/carbonaceous debris/laminae; clay matrix; micropyrite/pyrite nodules. **Excellent intergranular porosity; even to spotty brown oil stain with orange-yellow fluorescence.**
14	452.18-452.85	NA	Sandstone/ Shale	Brown oil stained sandstone; consolidated; burrowed; very fine grained; subangular to subrounded; well sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; micropyrite/pyrite nodules; throughout common shale fragments/thin beds. **Tight; spotty to banded brown oil stain with orange-yellow fluorescence.**
14	452.85-453.00	NA	LC	**Lost core.**
15	453.00-454.52	NA	Sandstone/ Shale	Brown oil stained sandstone; consolidated; massive; very fine grained; subangular to subrounded; well sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; local petrified and pyritized plant fragments; micropyrite/pyrite nodules; throughout common shale fragments/thin beds; carbonaceous laminae/partings; gradational base. **Tight; spotty to banded brown oil stain with orange-yellow fluorescence.**

Company : CEC NORTH STAR ENERGY LTD.
Well : CECNORTHSTAR DEADW
Location : 1AA/08-12-091-22W5M/0
Formation : BLUESKY
Drilling Fluid : WATER BASE MUD

Date : April 19, 2013
W/O Number : RC31019C
Cored Interval : 12) 444.00-447.00m
: 13) 447.00-450.00m
: 14) 450.00-453.00m
: 15) 453.00-456.00m
: 16) 456.00-459.00m

Recovery : 12) 2.50m
: 13) 2.70m
: 14) 2.85m
: 15) 2.35m
: 16) 1.65m

GENERAL LITHOLOGICAL DESCRIPTIONS

CORE	DEPTH INTERVAL	CORE ANALYSIS	LITHOLOGY	REMARKS
15	454.52-455.13	OB013	Sandstone	Light brown oil stained sandstone; consolidated; very fine (to fine) grained; subangular to subrounded; well sorted; framework consists of mainly quartz, minor feldspar and chert/lithic grains; micropyrite/pyrite nodules/blebs; common shale fragments; carbonaceous debris/partings; gradational base. **Excellent intergranular porosity; spotty to banded brown oil stain with orange-yellow fluorescence.**
15	455.13-455.35	NA	Sandstone/ Shale	Light brown sandstone; consolidated; micropyrite/pyrite nodules/blebs; common shale fragments; carbonaceous debris/partings. **Tight; spotty brown oil stain with orange-yellow fluorescence.**
15	455.35-456.00	NA	LC	**Lost core.**
16	456.00-457.65	NA	Sandstone/ Shale	Light brown sandstone; massive; micropyrite/pyrite nodules/blebs; common shale fragments/beds; carbonaceous debris/partings. **Tight; spotty brown oil stain with orange-yellow fluorescence.**
16	457.65-459.00	NA	LC	**Lost core.**

SAMPLE HANDLING

AGAT® Laboratories

FINAL CORE ANALYSIS REPORT

COMPANY: CEC NORTH STAR ENERGY LTD

WELL: CECNORTHSTAR DEADW

LOCATION: 1AA/08-12-091-22W5M/0 **FILE #:** RC31019

CORE INTERVAL	CUT/RECOVERY	FORMATION	# OF BOXES
CN1-16) 417.00-459.00m	42.00/38.85m	BLUESKY	31

Core Diameter: 89mm

SAMPLE PREPARATION AND CLEANING:

Core Transported In:	TUBES/FROZEN
Sample Cutting Fluid:	LIQUID NITROGEN
Solvent:	TOLUENE
Extraction Equipment:	VAPOUR PHASE
Extraction Time:	504 HOURS
Drying Equipment:	LOW TEMPERATURE CONVENTION OVEN
Drying Time:	48 HOURS
Drying Temperature:	108 DEGREES CELSIUS

ANALYSIS:

Grain Volume Measured By:	Boyle's Law using Helium Porosimeter
Pore Volume Measured By:	Pore Volume Gas Expansion at Over Burden Pressure (1000 psi)
Bulk Volume Measured By:	Summation of Pore Volume and Grain Volume
Fluid Saturations Measured By:	DEAN STARK
Permeability Measured By:	Steady State; Nitrogen to Air at Over Burden Pressure (1000 psi)

Plugs are 25.4mm diameter unless otherwise noted.

REMARKS:

One (1) set uv and color photos of slabbed core (plus report/photo images on CD).

ABBREVIATIONS

COMMON ABBREVIATIONS

abnt	Abundant
abv	Abbreviations
Alg	Algae (al)
alt	Altered (ing)
amor	Amorphous
Amph	Amphipora
ang	Angular
anhy	Anhydrite (ic)
app	Appear
apr	Apparent
aprox	Approximate (ly)
arg	Argillaceous
ark	Arkose (ic)
asph	Asphalt (ic)
AST	Assigned similar to (no actual sample taken)
apha	Aphanitic
bcm	Become (ing)
bd	Bed
bdd	Bedded
bdg	Bedding
Belm	Belemnites
bent	Bentonite (ic)
bf	Buff
biocl	Bioclastic
bioturb	Bioturbated
bit	Bitumen (inous)
bl	Blue (ish)
blk	Black
blky	Blocky
bnd	Band (ed)
Brac	Brachiopod
brec	Breccia (ted)
bri	Bright
brit	Brittle
brn	Brown
Bry	Bryozoa
Bulb	Bulbous
bur	Burrowed
c	Coarse (ly)
calc	Calcite (areous)
carb	Carbonaceous
cbl	Cobble (64-256 mm)
Ceph	Cephalopod
cgl	Conglomerate
chk	Chalk (y)
chlor	Chlorite
cht	Chert
chty	Cherty
cl	Clastic
cln	Clean
clr	Clear
cly	Clay (ey)
com	Common
coq	Coquina
Cor	Coral
crbnt	Carbonate
Crin	Crinoid (al)
crm	Cream
crpxl	Cryptocrystalline
ctc	Contact
deb	Debris
decr	Decrease (ing)
desi	Desiccation
dism	Disseminated
dk	Dark (er)
dns	Dense (er)
dol	Dolomite (ic)
drsy	Drusy
dtrl	Detrital (us)
elg	Elongate
euhed	Euhedral
f	Fine (ly)
fau	Fauna
Fe	Iron-Ferruginous
Fe-mag	Feromagnesian
fenst	Fenestral
fis	Fissile
fl	Fill (ed)
fld	Feldspar (thic)
flk	Flake
flky	Flaky
flor	Fluorescence
flt	Fault (ed)
fltg	Floating
foram	Foraminifera
fos	Fossil (iferous)
fr	Fair
frac	Fracture (ed)
frag	Fragment (al)
fri	Friable
frmwk	Framework
fros	Frosted
g	Good
Gast	Gastropod
gl	Glass (y)
glau	Glauconite (ic)
gn	Green
gr	Grain (ed)
gran	Granular
grd	Grade (ed)
grnl	Granule (2-4 mm)
gy	Grey
gyp	Gypsum (iferous)

AGAT® Laboratories

COMMON ABBREVIATIONS (CONTINUED)

hal	Halite
hd	Hard
hfrac	Horizontal Fracture
hi	High
hrtl	Horizontal
hvy	Heavy
hydc	Hydrocarbon
ig	Igneous
imbed	Imbedded
imp	Impression
incl	Included (sion)
incr	Increase
indst	Indistinct
intbd	Interbedded
intcl	Intraclast (s)
intfrag	Interfragmental
intgran	Intergranular
intlam	Interlaminated
intr	Intrusion (ive)
intv	Interval
intxl	Intercrystalline
ireg	Irregular
ird	Iridescent
intrsk	Intraskeletal
kao	Kaolin
lam	Laminated
lchd	Leached
len	Lentil (cular)
lith	Lithographic
lmy	Limy
lrg	Large (er)
ls	Limestone
lse	Loose
lstr	Lustre
lt	Light (er)

m	Medium
mar	Maroon
mas	Massive
mat	Material, matter
mica	Mica (ceous)
mic	Micro
mky	Milky
mnr	Minor
mnrl	Mineral (ized)
mnut	Minute
Mol	Mollusca
mot	Mottled
mrly	Marly
mtx	Matrix
n	No,none,non
nod	Nodule
num	Numerous
o	Oil
occ	Occasional
od	Odor
ool	Oolite (ic)
op	Opaque
org	Organic
orng	Orange
orth	Orthoclase
Ost	Ostracod
ovgth	Overgrowth
ox	Oxidized
p	Preliminary (as suffix)
pbl	Pebble (4-64 mm)
pel	Pellet
perm	permeability
pet	Petroleum (iferous)
phos	Phosphate (ic)

pk	Pink
plag	Plagioclase
plcy	Pelecypod
pl	Plant
plty	Platy
por	Porous (sity)
pos	Possible (ility)
p-p	Pin-Point
pred	Predominant (ly)
prim	Primary
prob	Probable (ly)
prom	Prominent (ly)
pt	Part (ly)
ptch	Patch (es)
ptg	Parting
purp	Purple
pyr	Pyrite (ic) (ized)
pyrbit	Pyrobitumen
qtz	Quartz
qtzc	Quartzitic
qtzs	Quartzose
rd	Round (ed)
repl	Replaced (ing) (ment)
rexl	Recrystallized
rmn	Remains (nant)
rr	Rare
rsns	Resinous
rthy	Earthy
s	Small
sa	Salt (y)
S	Sulphur
s&p	Salt & Pepper
sat	Saturated
sb	Sub

AGAT® Laboratories

COMMON ABBREVIATIONS (CONTINUED)

sc	Scales
scat	Scattered
sd	Sand (1/16 - 2mm)
sdy	Sandy
sec	Secondary
sed	Sediment (ary)
sft	Soft
sh	Shale
shad	Shadow
shy	Shaly
sid	Siderite (ic)
sil	Silica
sks	Slickensided
sl	Slight (ly)
sln	Solution
slt	Silt
sltst	Siltstone
slty	Silty
sm	Smooth
SP	Small Plug (as prefix)
sp	Spot (ted) (ty)
spec	Speck (led)
spl	Sample
srt	Sort (ed) (ing)
strg	Stringer
Strom	Stromatoporoid
stromlt	Stromatolite
struc	Structure
styl	Stylolite (ic)
suc	Sucrosic
sug	Sugary
sup	Supported
surf	Surface
sz	Size
tab	Tabular
tex	Texture
Tham	Thamnopora
thk	Thick
thn	Thin
thru	Throughout
tr	Trace
trnsl	Translucent
trnsp	Transparent
tt	Tight
tub	Tubular
uncons	Unconsolidated
unident	Unidentifiable
up	Upper
v	Very
var	Variable
vcol	Varicolored
vfrac	Vertical Fracture
vgt	Varigated
vn	Vein
vrtl	Vertical
vug	Vug (gy) (ular)
w	Well
wh	White
wk	Weak
wthrd	Weathered
wtr	Water
wvy	Wavy
wxy	Waxy
wsrt	Well sorted
xbd	Cross-bedded
xbdg	Cross-bedding
xl	Crystal (line)
xlam	Cross-laminated
yel	Yellow
zn	Zone
*	Broken core
/	With
>10000	Permeability over 10000 mD
<0.01	Permeability less than 0.01 mD
CC	Cracked Core
DR	Drilled
LC	Lost Core
RU	Rubble
mD	milliDarcy

AGAT® Laboratories

CORE LOGS

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
WELL : CECNORTHSTAR DEADW
FORMATION : BLUESKY
FIELD :
JOB : RC31019
DEPTH SCALE 1 : 240

AGAT® Laboratories

RECOVERY : 38.85m
CORED INTERVAL : 417.00-459.00m
DRLG. FLD. : WATER BASE MUD
ELEVATION : KB:
GRD :
DATE : 19-Apr-2013

CORE LOG



Sat'n (frac PV)
Water (Sw)
1
0
Oil (So)
0
1
2500
GRAIN DENSITY (Kg/m³)
3000
0
GAMMA RAY (API)
150
Permeability-Kmax (mD)
10000
1
Porosity (frac)
0.4
0
Depth
415
420
425
430
435
440
445

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
WELL : CECNORTHSTAR DEADW
FORMATION : BLUESKY
FIELD :
JOB : RC31019
DEPTH SCALE 1 : 240

RECOVERY : 38.85m
CORED INTERVAL : 417.00-459.00m
DRLG. FLD. : WATER BASE MUD
ELEVATION : KB:
GRD :
DATE : 19-Apr-2013

CORE LOG



Sat'n (frac PV)
Water (Sw)
1 Oil (So) 0
0 1
2500 GRAIN DENSITY (Kg/m³) 3000
0 GAMMA RAY (API) 150
Permeability-Kmax (mD)
10000 1
Porosity (frac)
0.4 0
Depth
455
460
465
470
475
480
485

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
WELL : CECNORTHSTAR DEADW
FORMATION : BLUESKY
FIELD :
JOB : RC31019
DEPTH SCALE 1 : 240

RECOVERY : 38.85m
CORED INTERVAL : 417.00-459.00m
DRLG. FLD. : WATER BASE MUD
ELEVATION : KB:
GRD :
DATE : 19-Apr-2013

AGAT® Laboratories

CORE LOG



2500 GRAIN DENSITY (Kg/m³) 3000
0 GAMMA RAY (API) 150
Depth
415
420
425
430
435
440
445
Porosity (fraction)
0.4
0

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
WELL : CECNORTHSTAR DEADW
FORMATION : BLUESKY
FIELD :
JOB : RC31019
DEPTH SCALE 1 : 240

RECOVERY : 38.85m
CORED INTERVAL : 417.00-459.00m
DRLG. FLD. : WATER BASE MUD
ELEVATION : KB:
GRD :
DATE : 19-Apr-2013

CORE LOG



2500 GRAIN DENSITY (Kg/m³) 3000
0 GAMMA RAY (API) 150
Depth
455
460
465
470
475
480
485
Porosity (fraction)
0.4
0

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
WELL : CECNORTHSTAR DEADW
FORMATION : BLUESKY
FIELD :
JOB : RC31019
DEPTH SCALE 1 : 240

RECOVERY : 38.85m
CORED INTERVAL : 417.00-459.00m
DRLG. FLD. : WATER BASE MUD
ELEVATION : KB:
GRD :
DATE : 19-Apr-2013

SPECTRAL GAMMA LOG



2500 GRAIN DENSITY (Kg/m³) 3000
0 GAMMA RAY (API) 150
Depth
415
420
425
430
435
440
445
POTASSIUM (%/CD) 0 7
URANIUM (2ppm/CD) 0 14
THORIUM (3ppm/CD) 0 30

COMPANY : CEC NORTH STAR ENERGY LTD.
LOCATION : 1AA/08-12-091-22W5M/0
WELL : CECNORTHSTAR DEADW
FORMATION : BLUESKY
FIELD :
JOB : RC31019
DEPTH SCALE 1 : 240

RECOVERY : 38.85m
CORED INTERVAL : 417.00-459.00m
DRLG. FLD. : WATER BASE MUD
ELEVATION : KB:
GRD :
DATE : 19-Apr-2013

AGAT® Laboratories

SPECTRAL GAMMA LOG



2500 GRAIN DENSITY (Kg/m³) 3000
0 GAMMA RAY (API) 150
Depth
POTASSIUM (%/CD) 0 7
URANIUM (2ppm/CD) 0 14
THORIUM (3ppm/CD) 0 30
455
460
465
470
475
480
485